                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)     March 17, 2000
                                                 ------------------

                                      UICI
             (Exact name of registrant as specified in its charter)


                  Delaware                          0-14320           75-2044750
---------------------------------------------   ----------------  ------------------
(State or other jurisdiction of incorporation   (Commission File    (IRS Employer
              or organization)                      Number)       Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                             75244
---------------------------------------------                     ------------------
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

         On March 17, 2000, UICI (the "Company") announced that it expects to report additional pre-tax operating losses at its United Credit National Bank unit in the fourth quarter of 1999. The operating losses are primarily attributable to increases in the Bank's credit card loan loss reserves in the amount of $63.0 million. These operating losses are in addition to the estimated pre-tax operating losses at UICI's United CreditServ unit in the amount of $79.0 million previously announced by UICI. For the full 1999 year, UICI currently expects to report a pre-tax operating loss at its United CreditServ subsidiary in the amount of approximately $147 million (including a write-off of $40 million, which had been previously recorded as goodwill).

         In addition, following an evaluation of the future prospects of the unit, UICI has determined that it intends to exit its United CreditServ credit card business through a sale of the business. Finally, the Company announced that debt outstanding under the Company's revolving credit facility with its commercial banks has been reduced from $100.0 million to $25.0 million, utilizing the proceeds of a $70.0 million loan extended to the Company by Ronald
L. Jensen, the Company's Chairman.

         A copy of the Company's March 17, 2000 press release is filed as an exhibit hereto, the terms of which are incorporated herein by reference thereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
Number                         Description of Exhibit
-------                        ----------------------

99.1     Press release announcing additional losses at United Credit National
         Bank, exit from United CreditServ credit card business and debt restructuring

99.2 Amended and Restated Loan Agreement, dated as of March 10, 2000, between UICI, the Banks named therein and Bank of America, NA, for itself and as agent

99.3     Promissory Note, dated March 14, 2000, payable by UICI SUB I, Inc. to
         LM Financial, LLC

99.4     Guaranty, dated March 14, 2000, from UICI to LM Financial, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UICI
                                          ------------
                                          (Registrant)

Date March 23, 2000                   By   /s/ Gregory T. Mutz
     --------------                       -------------------------------------
                                          Gregory T. Mutz
                                          President and Chief Executive Officer



Date March 23, 2000                   By   /s/ William Benac
     --------------                       -------------------------------------
                                          William Benac
                                          Executive Vice President and
                                          Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit
Number                         Description of Exhibit
-------                        ----------------------

99.1     Press release announcing additional losses at United Credit National
         Bank, exit from United CreditServ credit card business and debt restructuring

99.2 Amended and Restated Loan Agreement, dated as of March 10, 2000, between UICI, the Banks named therein and Bank of America, NA, for itself and as agent

99.3     Promissory Note, dated March 14, 2000, payable by UICI SUB I, Inc. to
         LM Financial, LLC

99.4     Guaranty, dated March 14, 2000, from UICI to LM Financial, LLC